                                                                 April 16, 2001




TO THE SHAREHOLDER:

The Fund ended the Fiscal Year March 31, 2001 with a Net Asset Value of $20.95 per share. This represents a 2.7% increase from $20.39 per share at the end of the March 31, 2000 Fiscal Year and a 3.6% increase from $20.22 per share at December 31, 2000. On March 30, 2001 the Fund's closing stock price on the New York Stock Exchange was $19.27 per share, representing an 8.0% discount to Net Asset Value.

The performance of the Fund is compared below to the average of the 16 other closed-end bond funds with which we have historically compared ourselves:


               Total Return-Percentage Change in Net Asset Value
                 Per Share with All Distributions Reinvested(1)
--------------------------------------------------------------------------------

                                 10 Years        5 Years        2 Years        1 Year        Quarter
                                to 3/31/01     to 3/31/01     to 3/31/01     to 3/31/01     To 3/31/01
                               ------------   ------------   ------------   ------------   -----------
1838 Bond Fund (2)                128.64%        41.84%          8.73%         10.38%         3.66%
Average of 16 Other
 Closed-End Bond Funds (2)        124.94%        39.64%         10.41%          9.83%         3.76%
Salomon Bros. Bond Index (3)      137.56%        45.68%         12.43%         15.28%         4.60%

1 - This is historical information and should not be construed as indicative of any likely future performance.

2 - Source: Lipper Inc.

3 - Comprised of long-term AAA and AA corporate bonds; series has been changed to include mortgage-backed securities.


The Federal Reserve Bank has now lowered the Federal Funds rate by 0.50% three times since January 3, 2001, reducing the rate from 6.50% to 5.00%. The Fed has taken these steps after shifting its assessment of risk to the economy from "inflation" to "economic weakness" at its regularly scheduled meeting on December 19, 2000. The lowering of interest rates reverses most of the increase in rates from June 1999 through May 2000 when the Federal Funds rate was raised in six increments from 4.75% to 6.50%. The degree to which the U.S. economy is slowing is still unknown and will determine the magnitude of future interest rate cuts by the Federal Reserve. We do anticipate that there will be further cuts, but the pace of cuts may slow down somewhat.

During the Fiscal Year, yields have fallen from 5.83% to 5.63% on long-term Treasury bonds and from 6.0% to 5.08% on 10-year Treasury notes. The relatively small decrease in long-term yields is due to the impact of Treasury repurchases of long-term bonds in the prior period. These repurchases caused the yields on the longer bonds to decline despite the increases in shorter term yields that continued through May 2000. The overall trend to higher bond prices and lower yields has benefited the Fund's performance. Yield spreads on corporate bonds have widened relative to benchmark Treasury yields due to heavy supply pressure, specific credit problems and sharp declines in equity valuations. This overall trend has negatively impacted the Fund's performance as the Fund does have a substantial weighting in Corporate bonds. Recent experience has been extremely volatile, as relative yield spreads have been very sensitive to short-term equity market performance.

On March 22, 2001 the Board of Directors declared a dividend payment of $0.3625 per share payable May 8, 2001 to shareholders of record on April 5, 2001.

The table below updates the portfolio quality of the Fund's assets compared to the end of the two prior fiscal years:
--------------------------------------------------------------------------------
            Percent of Total Investment (Standard & Poor's Ratings)
--------------------------------------------------------------------------------

                      U.S.
                   Treasuries,
                   Agencies &                                                        B and        Not
  Period Ended      AAA Rated        AA           A           BBB          BB        Lower       Rated
---------------   ------------   ---------   ----------   ----------   ---------   ---------   ---------
March 31,2001        14.8%         2.0%        33.1%         45.9%        3.9%        0.0%        0.3%
March 31,2000        16.8%         3.5%        29.8%         44.6%        5.0%        0.0%        0.3%
March 31,1999        16.9%         3.4%        29.2%         44.6%        5.3%        0.3%        0.3%

Please refer to the Schedule of Investments in the financial statement for details concerning portfolio holdings. The Fund has maintained portfolio credit quality over the time periods as noted in the table above.

We would like to remind shareholders of the opportunities presented by the Fund's dividend reinvestment plan as detailed in the Fund's prospectus and referred to inside the back cover of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing the purchase of shares at the lower of NAV or market price. This means that the reinvestment is at market price when the Fund is trading at a discount to Net Asset Value or at Net Asset Value per share when market trading is at a premium to that value. To participate in the plan, please contact EquiServe, First Chicago Trust Division, the Fund's Transfer Agent and Dividend Paying Agent, at 201-324-0498.





                                                 Sincerely,

                                                 /s/ John H. Donaldson, CFA
                                                 ----------------------------
                                                 John H. Donaldson, CFA
                                                 President

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of the 1838 Bond-Debenture Trading Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of 1838 Bond-Debenture Trading Fund (the "Fund") at March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP


Philadelphia, Pennsylvania
April 20, 2001

SCHEDULE OF INVESTMENTS                                March 31, 2001



                                                                    Moody's/
                                                                   Standard &
                                                                     Poor's         Principal      Identified Cost        Value
                                                                     Rating*     Amount (000's)        (Note 1)         (Note 1)
                                                                  ------------  ----------------  -----------------  --------------
LONG TERM DEBT SECURITIES (95.55%)
ELECTRIC UTILITIES (9.38%)
Calpine Corp., Sr. Notes, 7.75%, 04/15/09 .......................    Ba1/BB+         $   500         $    483,593     $    493,507
Cleveland Electric Illum., 1st Mtge., 9.00%, 07/01/23 ...........   Baa3/BB+           1,800            1,662,876        1,881,414
Hydro-Quebec, Gtd. Debs., 8.25%, 04/15/26 .......................     A2/A+            1,550            1,475,994        1,817,631
Midamerican Funding LLC, Gtd., 6.927%, 03/01/29 .................   Baa1/BBB+            500              500,000          451,038
Niagara Mohawk Power Co., 1st Mtge., 8.75%, 04/01/22 ............   Baa2/BBB+          1,000            1,028,220        1,058,263
NSTAR, Notes, 8.00%, 02/15/10 ...................................    A2/BBB+             500              497,965          532,245
Utilicorp United Inc., Sr. Notes, 8.27%, 11/15/21 ...............   Baa3/BBB           1,000            1,090,000          988,448
                                                                                                     ------------     ------------
                                                                                                        6,738,648        7,222,546
                                                                                                     ------------     ------------
FINANCIAL (16.34%)
Citicorp Capital II, Capital Securities, Gtd., 8.015%, 02/15/27 .     aa3/A            2,000            2,012,070        1,999,904
EOP Operating LP, Sr. Notes, 7.25%, 02/15/18 ....................   Baa1/BBB+          1,000              991,900          933,025
FBS Capital I, Capital Securities, Gtd., 8.09%, 11/15/26 ........    a1/BBB+           2,000            1,993,370        1,983,920
HSBC America Capital II, Gtd., 8.38%, 05/15/27, 144A ............     a1/A-            2,500            2,570,605        2,541,267
Liberty Property Trust, Sr. Notes, 7.50%, 01/15/18 ..............   Baa3/BBB-          1,000              998,430          903,714
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11 ...............   Baa3/BBB           1,500            1,634,965        1,756,628
UBS PFD Funding Trust I, Gtd., 8.622%, 10/29/49 .................    aa2/AA-           1,000            1,012,480        1,105,332
US Bank NA, Notes, 5.70%, 12/15/08 ..............................     A1/A             1,000              871,830          958,794
West Deutsche LB, NY, Sub. Notes, 6.05%, 01/15/09 ...............    Aa1/AA+             400              398,988          393,372
                                                                                                     ------------     ------------
                                                                                                       12,484,638       12,575,956
                                                                                                     ------------     ------------
INDUSTRIAL & MISCELLANEOUS (35.11%)
Abitibi-Consolidated Inc., Debs., 8.85%, 08/01/30 ...............   Baa3/BBB-          2,000            1,999,660        2,071,664
Apache Corp., Notes, 7.70%, 03/15/26 ............................     A3/A-              500              525,280          539,208
Darden Restaurants Inc., Debs., 7.125%, 02/01/16 ................   Baa1/BBB+            500              429,010          460,769
Dell Computer Corp., Sr. Debs., 7.10%, 04/15/28 .................    A3/BBB+           1,500            1,503,520        1,404,708
Enron Corp., Bonds, 7.375%, 05/15/19 ............................   Baa1/BBB+            500              517,210          508,724
Georgia-Pacific Corp., Debs., 9.625%, 03/15/22 ..................   Baa3/BBB-          1,000            1,059,240        1,002,529
Harcourt General Inc., Sr. Debs., 8.875%, 06/01/22 ..............   Baa2/BBB           2,000            2,157,020        2,117,564
K N Energy Inc., Debs., 8.75%, 10/15/24 .........................   Baa2/BBB           1,150            1,263,799        1,215,751
Meritor Automotive Inc., Notes, 6.80%, 02/15/09 .................   Baa3/BBB-            500              465,740          412,355
News America Holdings Inc., Gtd. Sr. Debs., 10.125%, 10/15/12 ...   Baa3/BBB-          2,050            2,163,503        2,225,572
News America Holdings Inc., Debs., 7.90%, 12/01/95 ..............   Baa3/BBB-          1,400            1,298,624        1,232,090
Smurfit Capital Funding, Gtd. Debs., 7.50%, 11/20/25 ............   Baa2/BBB+          2,000            1,990,780        1,810,988
Texaco Capital Inc., Gtd. Debs., 7.50% 03/01/43 .................     A1/A+            2,000            1,977,920        1,979,616
Time Warner Inc., Debs., 9.15%, 02/01/23 ........................   Baa1/BBB+          3,000            3,159,700        3,510,330
Transocean Sedco Forex, Notes, 7.50%, 04/15/31, 144A ............    Baa2/A-             500              497,675          497,675
Tricon Global Restaurant, Sr. Notes, 7.65%, 05/15/08 ............    Ba1/BB              500              498,875          479,404
TRW Inc., Sr. Notes, 9.375%, 04/15/21 ...........................   Baa2/BBB             303              320,893          307,079
Tyco Int'l. Group SA, Gtd., 6.875%, 01/15/29 ....................    Baa1/A-             750              651,998          700,042
Union Camp Corp., Debs., 9.25%, 02/01/11 ........................   Baa1/BBB+          1,500            1,486,305        1,747,983
Western Atlas Inc., Debs., 8.55%, 06/15/24 ......................     A2/A             2,539            2,651,998        2,802,576
                                                                                                     ------------     ------------
                                                                                                       26,618,750       27,026,627
                                                                                                     ------------     ------------
TELEPHONE & COMMUNICATIONS (9.89%)
Continental Cablevision, Sr. Debs., 9.50%, 08/01/13 .............     A3/A             1,000            1,120,000        1,097,249
New York Telephone, Debs., 9.375%, 07/15/31 .....................     A1/A+            1,250            1,426,113        1,331,881
Qwest Capital Funding, Gtd., 7.90%, 08/15/10, 144A ..............   Baa1/BBB+            500              498,925          529,689
Sprint Capital Corp., Gtd. Sr. Debs., 6.875%, 11/15/28 ..........   Baa1/BBB+          1,000              992,220          854,994
TCI Communications, Inc., Sr. Debs., 9.25%, 01/15/23 ............     A3/A             2,000            1,991,940        2,137,250
Viacom Inc., Sr. Debs., 7.875%, 07/30/30 ........................     A3/A-              250              246,155          266,501
Vodafone Group PLC, Notes, 7.75%, 02/15/10 ......................     A2/A               500              472,065          538,856
Worldcom, Inc., Sr. Notes, 6.95%, 08/15/28 ......................    A3/BBB+           1,000              990,650          858,103
                                                                                                     ------------     ------------
                                                                                                        7,738,068        7,614,523
                                                                                                     ------------     ------------

   The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS--continued                     March 31, 2001



                                                                 Moody's/
                                                                Standard &
                                                                  Poor's         Principal       Identified Cost        Value
                                                                  Rating*     Amount (000's)         (Note 1)          (Note 1)
                                                               ------------  ----------------  -------------------  -------------
TRANSPORTATION (10.69%)
AMR Corp., Debs., 10.00%, 04/15/21 ..........................    Baa2/BBB-      $     2,000       $   2,148,940      $ 2,059,360
Auburn Hills Trust, Gtd. Ctfs., 12.00%, 05/01/20 ............      A3/A-              1,000           1,000,000        1,378,325
Ford Holdings, Inc., Gtd., 9.30%, 03/01/30 ..................      A2/A               1,000           1,117,790        1,138,512
Ford Motor Co., Debs., 8.90%, 01/15/32 ......................      A2/A               1,500           1,480,350        1,701,225
General Motors Acceptance Corp., Notes, 7.25%, 03/02/11 .....      A2/A               1,000           1,010,590        1,024,131
Royal Caribbean Cruises, Sr. Notes, 6.75%, 03/15/08 .........    Baa3/BBB-            1,000             851,430          927,822
                                                                                                  -------------      -----------
                                                                                                      7,609,100        8,229,375
                                                                                                  -------------      -----------
MORTGAGE BACKED SECURITIES (2.75%)
FNMA Pool # 313411, 7.00%, 03/01/04 .........................      NR/NR                522             527,538          530,289
GNMA Pool # 780374, 7.50%, 12/15/23 .........................      NR/NR                395             391,842          407,438
GNMA Pool # 417239, 7.00%, 02/15/26 .........................      NR/NR              1,160           1,176,980        1,180,261
                                                                                                  -------------      -----------
                                                                                                      2,096,360        2,117,988
                                                                                                  -------------      -----------
TAXABLE MUNICIPAL BONDS (0.68%)
Greater Orlando Aviation Authority, 8.20%, 10/01/12 .........     Aaa/AAA               500             551,875          521,724
                                                                                                  -------------      -----------
U.S. GOVERNMENT & AGENCIES (10.71%)
U.S. Treasury Bonds, 10.75%, 08/15/05 .......................      NR/NR              1,600           2,120,750        1,982,187
U.S. Treasury Bonds, 7.875%, 02/15/21 .......................      NR/NR              3,900           4,051,031        4,953,694
U.S. Treasury Bonds, 8.125%, 08/15/21 .......................      NR/NR              1,000           1,016,406        1,303,547
                                                                                                  -------------      -----------
                                                                                                      7,188,187        8,239,428
                                                                                                  -------------      -----------
TOTAL LONG TERM DEBT SECURITIES .............................                                        71,025,626       73,548,167
                                                                                                  -------------      -----------
INVESTMENT COMPANIES (1.95%)                                                     Shares
                                                                               -----------
High Yield Plus Fund ........................................                        33,333             223,875          209,998
Republic U.S. Govt. Money Market Fund .......................                     1,290,362           1,290,362        1,290,362
                                                                                                  -------------      -----------
                                                                                                      1,514,237        1,500,360
                                                                                                  -------------      -----------
TOTAL INVESTMENTS (97.50%) ..................................                                     $  72,539,863**     75,048,527
                                                                                                  =============
OTHER ASSETS AND LIABILITIES (2.50%) ........................                                                          1,920,996
                                                                                                                     -----------
NET ASSETS (100.00%) ........................................                                                        $76,969,523
                                                                                                                     ===========

 * Ratings for debt securities are unaudited.
** The cost for federal income tax purposes was $72,539,863. At March 31, 2001, net unrealized appreciation was $2,508,664. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $4,112,775 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value of $1,604,111

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, these securities amounted to 4.64% of net assets.

Legend
Ctfs -- Certificates
Debs -- Debentures
Gtd -- Guaranteed
Sr -- Senior
Sub -- Subordinated





   The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001

Assets:
   Investment in securities at value (identified cost $72,539,863) (Note 1)      $ 75,048,527
   Receivable for investment securities sold ...............................          988,229
   Interest receivable .....................................................        1,511,372
   Dividends receivable ....................................................            2,417
   Other assets ............................................................            6,623
                                                                                 ------------
    TOTAL ASSETS ...........................................................       77,557,168
                                                                                 ------------
Liabilities:
   Payable for investment securities purchased .............................          497,675
   Due to Advisor ..........................................................           36,549
   Accrued expenses payable ................................................           53,421
                                                                                 ------------
    TOTAL LIABILITIES ......................................................          587,645
                                                                                 ------------
Net assets: (equivalent to $20.95 per share based on 3,673,258 shares
 of capital stock outstanding) .............................................     $ 76,969,523
                                                                                 ============
NET ASSETS consisted of:
   Par value ...............................................................     $  3,673,258
   Capital paid-in .........................................................       72,405,142
   Undistributed net investment income .....................................           34,048
   Accumulated net realized loss on investments ............................       (1,651,589)
   Net unrealized appreciation on investments ..............................        2,508,664
                                                                                 ------------
                                                                                 $ 76,969,523
                                                                                 ============

STATEMENT OF OPERATIONS
For the year ended March 31, 2001

Investment Income:
   Interest ..............................................................                    $ 5,919,078
   Dividends .............................................................                         80,053
                                                                                              -----------
    Total Investment Income ..............................................                      5,999,131
                                                                                              -----------
Expenses:
   Investment advisory fees (Note 4) .....................................    $  419,847
   Transfer agent fees ...................................................        43,392
   NYSE fee ..............................................................        25,000
   Directors' fees .......................................................        29,250
   Audit fees ............................................................        21,998
   State and local taxes .................................................        21,969
   Legal fees and expenses ...............................................        40,857
   Reports to shareholders ...............................................        29,611
   Custodian fees ........................................................         8,185
   Miscellaneous .........................................................        29,877
                                                                              ----------
    Total Expenses .......................................................                        669,986
                                                                                              -----------
     Net Investment Income ...............................................                      5,329,145
                                                                                              -----------
Realized and unrealized gain (loss) on investments (Note 1):
   Net realized loss from security transactions ..........................                       (975,041)
                                                                                              -----------
   Unrealized appreciation (depreciation) of investments:
    Beginning of year ....................................................      (540,715)
    End of year ..........................................................     2,508,664
                                                                              ----------
     Change in unrealized appreciation (depreciation) of investments .....                      3,049,379
                                                                                              -----------
      Net realized and unrealized gain of investments ....................                      2,074,338
                                                                                              -----------
Net increase in net assets resulting from operations .....................                    $ 7,403,483
                                                                                              ===========

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      Year ended         Year ended
                                                                                    March 31, 2001     March 31, 2000
                                                                                   ----------------   ---------------
Increase (decrease) in net assets:
Operations:
   Net investment income .......................................................     $  5,329,145      $  5,403,956
   Net realized loss from security transactions (Note 2) .......................         (975,041)         (614,780)
   Change in unrealized appreciation (depreciation) of investments .............        3,049,379        (6,065,904)
                                                                                     ------------      ------------
    Net increase (decrease) in net assets resulting from operations ............        7,403,483        (1,276,728)
                                                                                     ------------      ------------
Dividends to shareholders from net investment income ...........................       (5,326,224)       (5,390,506)
                                                                                     ------------      ------------
   Increase (decrease) in net assets ...........................................        2,077,259        (6,667,234)
Net Assets:
   Beginning of year ...........................................................       74,892,264        81,559,498
                                                                                     ------------      ------------
   End of year (including undistributed net investment income of $34,048 and
    $35,032, respectively) .....................................................     $ 76,969,523      $ 74,892,264
                                                                                     ============      ============

   The accompanying notes are an integral part of these financial statements.












                HOW TO ENROLL IN THE DIVIDEND REINVESTMENT PLAN

        1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions which all shareholders of record are eligible to join. The method by which shares are obtained is explained on page 11. The Fund has appointed Equiserve, First Chicago Trust Division, to act as the Agent of each shareholder electing to participate in the plan. Information and application forms are available from Equiserve, First Chicago Trust Division, P.O. Box 2500, Jersey City, New Jersey 07303-2500.

                            (Unaudited Information)

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.


                                                                                 Year Ended March 31,
                                                         --------------------------------------------------------------------
                                                             2001          2000          1999          1998          1997
                                                         ------------  ------------  ------------  ------------  ------------
Per Share Operating Performance
Net asset value, beginning of year ....................    $  20.39      $  22.20      $  22.70      $  20.61      $  21.15
                                                           --------      --------      --------      --------      --------
 Net investment income ................................        1.45          1.47          1.52          1.51          1.51
 Net realized and unrealized gain (loss) on
   investments ........................................        0.56         (1.81)        (0.41)         2.11         (0.49)
                                                           --------      --------      --------      --------      --------
Total from investment operations ......................        2.01         (0.34)         1.11          3.62          1.02
                                                           --------      --------      --------      --------      --------
Less distributions
 Dividends from net investment income .................       (1.45)        (1.47)        (1.48)        (1.51)        (1.51)
 Dividends in excess of net investment income .........        0.00          0.00          0.00         (0.02)        (0.02)
 Distributions from net realized gain .................        0.00          0.00         (0.13)         0.00          0.00
 Distributions from tax return of capital .............        0.00          0.00          0.00          0.00         (0.03)
                                                           --------      --------      --------      --------      --------
Total distributions ...................................       (1.45)        (1.47)        (1.61)        (1.53)        (1.56)
                                                           --------      --------      --------      --------      --------
Net asset value, end of year ..........................    $  20.95      $  20.39      $  22.20      $  22.70      $  20.61
                                                           ========      ========      ========      ========      ========
Per share market price, end of year ...................    $  19.27      $  16.88      $  20.69      $  20.81      $  19.75
                                                           ========      ========      ========      ========      ========
Total Investment Return
 Based on market value ................................       23.91%       (11.67)%        7.28%        13.11%         0.28%
Ratios/Supplemental Data
Net assets, end of year (in 000's) ....................    $ 76,970      $ 74,892      $ 81,559      $ 83,380      $ 75,721
 Ratio of expenses to average net assets ..............        0.91%         0.88%         0.77%         0.85%         0.87%
 Ratio of net investment income to average net
   assets .............................................        7.20%         7.09%         6.70%         6.89%         7.27%
 Portfolio turnover rate ..............................       12.39%        10.21%        17.89%        18.88%        32.83%
Number of shares outstanding at the end of the
 year (in 000's) ......................................       3,673         3,673         3,673         3,673         3,673

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1 -- Significant Accounting Policies -- The 1838 Bond-Debenture Trading Fund ("the Fund"), a Delaware Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.


A. Security Valuation -- In valuing the Fund's net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. Prices for securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, normally are supplied by independent pricing services. Securities for which market quotations are not readily available will be valued at their respective fair values as determined in good faith by, or under procedures established by the Board of Directors. At March 31, 2001, there were no securities valued by the Board of Directors.


  At March 31, 2001, the Fund had invested 35.11% of its net assets in long-term debt obligations of issuers engaged in industrial and other miscellaneous activities. Within that group, nine different industry sectors were represented with issuers in the oil and gas related industry making up the largest portion, representing 9.80% of net assets. The issuers' ability to meet these debt obligations may be affected by economic developments within their respective industries.


B. Determination of Gains or Losses on Sale of Securities -- Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.


C. Federal Income Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. As of March 31, 2001, the Fund had a tax basis capital loss carryover of approximately $159,409 and $1,389,195 available to offset future capital gains, if any, until fully utilized or until their expiration on March 31, 2008 and 2009, respectively, whichever occurs first. Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2001, the Fund elected to defer losses occurring between November 1, 2000 and March 31, 2001 in the amount of $102,985.


D. Other -- Security transactions are accounted for on the date the securities are purchased or sold. The Fund records interest income on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. For the current fiscal year the Fund did not amortize market premium or accrete market discount for book purposes, but does accrete market discount on securities sold for tax purposes as required for U.S. Federal Income Tax purposes.


E. Distributions to Shareholders -- Distributions of net investment income will be made quarterly. Distributions of net capital gains realized will be made annually. Income distributions and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. The primary difference being the classification of gains or losses on paydowns for mortgage backed securities as net investment income or loss for tax purposes.


F. Use of Estimates in the Preparation of Financial Statements -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G. Change in Accounting Principle -- Effective April 1, 2001, the Fund will adopt provisions required by the new AICPA Audit and Accounting Guide for Investment Companies issued in November 2000. The Fund will begin amortizing discount and premium on debt securities and begin classifying gains and losses from paydown transactions on mortgage and asset backed securities as investment income or loss for financial reporting purposes. These accounting changes will not affect the Fund's total net assets, total returns or distributions to shareholders. These accounting changes will affect the book cost of securities, net investment income, net realized gains and net unrealized appreciation of the Fund. Management believes these accounting changes will not have any material affect on the Fund's financial statements and the cumulative effect of these changes will be reported in the next financial statements issued by the Fund.

Note 2 -- Portfolio Transactions -- The following is a summary of the security transactions, other than short-term investments, for the fiscal year ended March 31, 2001:



                                                                    Proceeds
                                                     Cost of       from Sales
                                                    Purchases     or Maturities
                                                  ------------   --------------
          U.S. Government Securities ..........    $        0      $  768,731
          Other Investment Securities .........     8,907,560       8,304,540


Note 3 -- Capital Stock -- At March 31, 2001, there were 10,000,000 shares of capital stock ($1.00 par value) authorized, with 3,673,258 shares issued and outstanding.

Note 4 -- Investment Advisory Contract and Payments to Affiliated Persons -- Under the terms of the current contract (see Note 6) with 1838 Investment Advisors, LLC (the "Advisor"), a wholly-owned subsidiary of MBIA, Inc., advisory fees are paid monthly to the Advisor at an annual rate of 5/8 of 1% on the first $40 million of the Fund's month end net assets and 1/2 of 1% on the excess.

MBIA Municipal Investors Services Corporation, a direct wholly-owned subsidiary of MBIA, Inc., provides accounting services to the Fund and is compensated for these services by the Advisor.

Certain directors and officers of the Fund are also directors, officers and/or employees of the Advisor. None of the directors so affiliated receives compensation for services as a director of the Fund. Similarly, none of the Fund's officers receive compensation from the Fund.

Note 5 -- Dividend and Distribution Reinvestment -- In accordance with the terms of the Automatic Dividend Investment Plan, for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the fiscal year ended March 31, 2001, the Fund issued no shares under this Plan.

Note 6 -- Notice to Shareholders -- At a meeting held on December 14, 2000, the Board of Directors of the Fund unanimously approved a proposal to select 1838 Investment Advisors, LLC (the "Adviser") as the investment adviser to the Fund. This proposal was required because the Fund's Adviser, 1838 Investment Advisors, Inc., changed its legal form of organization to a limited liability company, and its name to 1838 Investment Advisors, LLC. This change will have no impact on the Fund. The Fund will be managed by the same personnel and in the same manner as before the change in the Adviser's legal entity, and the fundamental responsibility and legal liability the Adviser has to the Fund remain the same.

DIVIDEND REINVESTMENT PLAN (Unaudited)

1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions (the "Plan") pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. Equiserve, First Chicago Trust Division, acts as the agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the "Valuation Date"), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from Equiserve, First Chicago Trust Division, P.O. Box 2500, Jersey City, New Jersey, 07303-2500.

 ==============================================================================

             HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS
       Contact Your Transfer Agent, Equiserve, First Chicago Trust Division, P.O. Box 2500, Jersey City, New Jersey 07303-2500, or call 201-324-0498

 ==============================================================================
                                       11

                                   DIRECTORS
                                ---------------
                                W. THACHER BROWN
                              JOHN GILRAY CHRISTY
                               MORRIS LLOYD, JR.
                               J. LAWRENCE SHANE

                                    OFFICERS
                                ---------------
                               JOHN H. DONALDSON
                                    President
                               ANNA M. BENCROWSKY
                                 Vice President
                                 and Secretary
                               CLIFFORD D. CORSO
                                 Vice President

                               INVESTMENT ADVISOR
                                ---------------
                          1838 INVESTMENT ADVISORS, LLC
                    FIVE RADNOR CORPORATE CENTER, SUITE 320
                              100 MATSONFORD ROAD
                                RADNOR, PA 19087

                                   CUSTODIAN
                                ---------------
                                 HSBC BANK USA
                                452 FIFTH AVENUE
                               NEW YORK, NY 10018

                                 TRANSFER AGENT
                                ---------------
                    EQUISERVE, FIRST CHICAGO TRUST DIVISION
                                 P.O. BOX 2500
                           JERSEY CITY, NJ 07303-2500

                                    COUNSEL
                                ---------------
                              PEPPER HAMILTON LLP
                             3000 TWO LOGAN SQUARE
                           EIGHTEENTH & ARCH STREETS
                             PHILADELPHIA, PA 19103

                                    AUDITORS
                                ---------------
                           PRICEWATERHOUSECOOPERS LLP
                         TWO COMMERCE SQUARE, SUITE 1700
                               2001 MARKET STREET
                             PHILADELPHIA, PA 19103

                                      1838

                          BOND--DEBENTURE TRADING FUND

                                ---------------

                         FIVE RADNOR CORPORATE CENTER,
                                   SUITE 320
                              100 MATSONFORD ROAD
                                RADNOR, PA 19087


                                     [LOGO]

                                 ANNUAL REPORT
                                 MARCH 31, 2001